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                                                                   Exhibit 10.52

                                SECOND AMENDMENT
                                     TO THE
               INTELLIGROUP, INC. 2004 EQUITY INCENTIVE AWARD PLAN

Intelligroup, Inc. (the "Company"), a corporation organized under the laws of the State of New Jersey, has previously adopted the Intelligroup, Inc. 2004 Equity Incentive Award Plan (the "Plan").

In order to amend the Plan in certain respects, this Second Amendment to the Plan has been adopted by a resolution of the Compensation Committee of Board of Directors of the Company on November __, 2005 and shall become effective upon receipt of shareholder approval. This Second Amendment to the Plan, together with the Plan, constitutes the entire Plan as amended to date.

1. Effective as of December 27, 2005, Section 3.3 of the Plan is hereby amended by replacing the number "500,000" with the number "1,000,000".

2. Effective as of December 27, 2005, Section 5.1(a) of the Plan is hereby amended to add the following "Notwithstanding the foregoing, the Committee may in its discretion issue up to 500,000 Options priced at less than 100% of the Fair Market Value as of the date of grant."

                                 * * * * * * * *

Executed this 27th day of December, 2005.

                                         INTELLIGROUP, INC.

                                         By: /s/ Vikram Gulati
                                             ------------------------
                                                      Officer

          I hereby certify that the foregoing Amendment No. 2 to the Plan was duly adopted by the Board of Directors of Intelligroup, Inc. on December 27, 2005.

                                    * * * * *

          I hereby certify that the foregoing Amendment No. 2 to the Plan was approved by the stockholders of Intelligroup, Inc. on December 27, 2005.


          Executed on this ___27th_ day of _December_, 2005.

/s/ Madhu Poomalil
-------------------------
Corporate Secretary